UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2014

PROVECTUS BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-36457	90-0031917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7327 Oak Ridge Hwy., Knoxville, Tennessee 37931

(Address of Principal Executive Offices)

(866) 594-5999

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.

Network 1 Offering

On December 31, 2014, Provectus Biopharmaceuticals, Inc. (the “Company”), closed a tranche of an offering (the “Network 1 Offering”) of units (the “Network 1 Units”), each Network 1 Unit consisting of one share of common stock of the Company, par value $0.001 per share (the “Common Stock”), and a five year warrant to purchase up to 50% of the number of shares purchased by the investors in the Network 1 Offering with an exercise price of $1.25 per share of Common Stock (the “Network 1 Warrants”). The purchase price for each Network 1 Unit was $1.00 per unit. The Network 1 Offering is being conducted on a best efforts basis and the closing on December 31, 2014 resulted in the aggregate issuance of more than 1% of the Company’s issued and outstanding Common Stock, as last reported in the Company’s Form 10-Q filed with the Commission on November 6, 2014. On December 31, 2014, the Company accepted subscriptions for 4,082,000 Network 1 Units, consisting of 4,082,000 shares of Common Stock, along with Network 1 Warrants to purchase 2,041,000 shares of Common Stock, for an aggregate purchase price of $4,082,000 in the Network 1 Offering.

The Network 1 Offering is being conducted pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D since, among other things, the transactions do not involve a public offering and the securities are acquired for investment purposes only and not with a view to or for sale in connection with any distribution thereof. Offers and sales in the Network 1 Offering are being made solely to persons qualifying as “accredited investors” (as such term is defined by Rule 501 of Regulation D).

Network 1 Financial Securities, Inc. serves as placement agent for the Network 1 Offering and will receive a commission equal to 10% of the gross proceeds raised in the Network 1 Offering and a non-accountable expense allowance of 3% of the gross proceeds raised in the Network 1 Offering. Additionally, Network 1 Financial Securities, Inc. will receive five year warrants to purchase up to ten percent (10%) of the aggregate number of shares of Common Stock issued upon each closing of the Network 1 Offering, with an exercise price of $1.25 per share.

General

The securities offered in and the Network 1 Offering will not be and have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2015

PROVECTUS BIOPHARMACEUTICALS, INC.

By:	/s/ Peter R. Culpepper
Peter R. Culpepper
Chief Financial Officer and Chief Operating Officer

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